UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Dynavax Technologies Corporation

(Name of Registrant as Specified In Its Charter)

DEEP TRACK BIOTECHNOLOGY MASTER FUND, LTD.

DEEP TRACK CAPITAL, LP

DAVID KROIN

BRETT A. ERKMAN

JEFFREY S. FARROW

MICHAEL MULLETTE

DONALD J. SANTEL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Deep Track Capital, LP, a Delaware limited partnership (“Deep Track”), together with the other participants named herein (collectively, the “Participants”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of its slate of director nominees at the 2025 annual meeting of stockholders of Dynavax Technologies Corporation (the “Company”).

Item 1: On May 6, 2025, Deep Track published the following Press Release, which was simultaneously posted to its campaign website at www.RefocusDVAX.com (the “Website”).

Deep Track Capital Releases Investor Presentation on Dynavax Technologies

Highlights Opportunity to Unlock Value With Enhanced Boardroom Objectivity

Details How Deep Track’s Independent Nominees Will Prioritize Shareholder-Aligned Capital Allocation Decisions and Help Set Value-Maximizing Strategy in the Boardroom

Visit www.RefocusDVAX.com to Download the Full Presentation

GREENWICH, Conn. May 6, 2025 – Deep Track Capital, LP, (together with its affiliates, “Deep Track” or “we”) one of the largest shareholders of Dynavax Technologies Corporation (NASDAQ: DVAX) (“Dynavax”, “DVAX” or the “Company”), with ownership of approximately 14.53% of the Company’s outstanding shares, today released an investor presentation titled “The Path to Creating and Preserving Value at Dynavax.”

The full presentation can be downloaded by clicking here. For more information, including how to vote for Deep Track’s four nominees using the WHITE proxy card, please visit www.RefocusDVAX.com.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Deep Track’s proxy materials, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders call toll-free (877) 687-1865

About Deep Track Capital

Deep Track Capital is a Greenwich, Connecticut-based investment firm focused exclusively on the life sciences industry. We develop long term partnerships with management teams of leading innovative public and pre-IPO biotechnology companies. In addition to capital, we seek to invest our time and expertise, while leveraging our network for the benefit of our partners. We aim to lead transactions while building large syndicates, and also to invest in rounds led by other qualified investors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Deep Track Capital, LP (“Deep Track”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward looking statements should not be regarded as a representation by Deep Track that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Deep Track does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Deep Track disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Deep Track and the other Participants (as defined below) have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2025 annual stockholders meeting (the “2025 Annual Meeting”) of Dynavax Technologies Corporation, a Delaware corporation (“DVAX”). Shortly after filing its definitive proxy statement with the SEC, Deep Track furnished the definitive proxy statement and accompanying WHITE universal proxy card to some or all of the stockholders entitled to vote at the 2025 Annual Meeting.

The participants in the proxy solicitation are Deep Track, Deep Track Biotechnology Master Fund, Ltd. (the “Record Stockholder”), David Kroin (all of the foregoing persons, collectively, the “Deep Track Parties”), Brett A. Erkman, Jeffrey S. Farrow, Michael Mullette and Donald J. Santel (such individuals, collectively with the Deep Track Parties, the “Participants”). As of the date hereof, the Deep Track Parties beneficially own an aggregate of 17,791,486 shares (the “Deep Track Shares”) of the common stock, par value $0.001 per share, of DVAX (the “Common Stock”). The Deep Track Shares collectively represent approximately 14.53% of the outstanding shares of Common Stock based on 122,411,685 shares of Common Stock outstanding as of the record date for the 2025 Annual Meeting as reported in DVAX’s Definitive Proxy Statement filed with the SEC on April 17, 2025. Each of the Deep Track Parties may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Deep Track Shares. As of the date hereof, none of the other Participants beneficially own any shares of Common Stock.

IMPORTANT INFORMATION AND WHERE TO FIND IT

DEEP TRACK STRONGLY ADVISES ALL STOCKHOLDERS OF DVAX TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY DEEP TRACK WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS, WILL ALSO BE AVAILABLE BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20th FLOOR, NEW YORK, NY 10022 (STOCKHOLDERS CAN CALL TOLL-FREE: (877)-687-1865).

Contacts

Investor Contact

Innisfree M&A Incorporated

Scott Winter / Gabrielle Wolf

+1 212-750-5833

Media Contact

Longacre Square Partners

deeptrack@longacresquare.com

Item 2: On May 6, 2025, Deep Track posted the following investor presentation to the Website. From time to time, Deep Track and the other Participants may refer stockholders of the Company to such materials.

Quote from 2024 JP Morgan Healthcare Conference (emphasis added) Unknown Analyst Thank you. And then finally from my end, I’m wondering about your capital allocation strategy. What are your priorities there? Kelly MacDonald Dynavax Technologies Corporation – Senior VP & CFO Take that. So, first and foremost, continuing to drive growth and maximize our commercial brand HEPLISAV-B will continue to be an extremely high priority for us, of course, continue to advance our clinical pipeline also remains a priority. And then thirdly, one of the things that Ryan highlighted in the presentation and prepared remarks is really around the way we think about accelerating and deploying that capital through M&A, corporate development and business development strategies to drive and balance near-term growth with long-term growth. I think we’re really proud of the financial profile that we’ve been able to build over the last couple of years. And we’re also really proud of the way that we’ve been able to manage our business to be able to generate positive cash flow for 2024, but certainly looking forward to deploying that capital to drive future growth as well. 77

Item 3: On May 6, 2025, Deep Track posted the following materials to the Website. From time to time, Deep Track and the other Participants may refer stockholders of the Company to such materials.